CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest
event reported)
August 5, 2016
SANTO MINING CORP.

(Exact name of registrant
as specified in its charter)
(State or other jurisdiction
of incorporation)
FLORIDA  333-169503
(Commission
File Number)

(IRS Employer
Identification No.)

27-0518586

13117 NW 107 AVE, SUITE E-3
Hialeah Garden, FL  33018

Address of principal
executive offices)
Hialeah Garden, FL
(Zip Code)
33018
Registrants
telephone number,
including area code
888-543-8555
(Former name or former address,
if changed since last report.)
Santo Pito Corporation
Check the appropriate box below
if the Form 8K filing is intended
to simultaneously satisfy the filing
obligation of the registrant under
any of the following provisions
(see General Instruction A2 below):
[ ] Written communications
pursuant to Rule 425 under
the Securities Act (17 CFR 230.425)
[ ] Soliciting material
pursuant to Rule 14a-12 under
the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications
pursuant to Rule 14d-2(b) under
the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications
pursuant to Rule 13e-4(c) under
the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

Non-Shell Status of the Company
Securities Act Rule 405 and Exchange Act
Rule 12b-2 define a shell company as a
company with no or nominal operations
and either no or nominal assets, assets
consisting solely of cash and cash
equivalents, or assets consisting of
any amount of cash and cash equivalents
and nominal other assets.

As stated in the Companys 10-K Fiscal
Yearend July 31st, 2011 filed on
November 3rd, 2011 File No. 333-169503/
Film No. 111175531. This filling clearly
indicates that the company has never been
a SHELL under the Securities Act Rule 405
and Exchange Act Rule 12b-2 define a
shell company.  The company clearly check
marked that it was not a SHELL.  Additionally,
the company had operations, which is evident
in the first 10-K and additional 10-Q fillings.
These fillings where also Audited by GBH.

Santo Pita Corporation was incorporated in the
State of Nevada on July 8, 2009. Its business
operations were divided into two segments.
The first segment which was launched in mid-May,
ahead of its slated completion date of June, 2011
is DR DENTAL SPA, which will be an informative and
interactive website portal, where both dentists and
patients can access dental information and,
in the future, have video-to-video online consultations.
In September 21st, 2010 the company files an
S-1 Registration to the Securities Exchange
under the Securities Act of 1933.

Santo Pita Corporation Filed its 10-K Fiscal
Yearend July 31st, 2011 on November 3rd, 2011
File No. 333-169503/Film No. 111175531. This
filing clearly indicates that the company has
never been a SHELL.  The company clearly check
marked that it was not a SHELL.  Additionally,
the company had operations, which is evident
in the first 10-K and additional 10-Q fillings.
These fillings where Audited by GBH.

The 8-K filed on July 31st, 2012 by Santo Mining Corp.
File No. 333-169503/Film No. 12994770 referencing
FORM 10 DISCLOSURE The Company was a shell company
as such term is defined in Rule 12b-2 under the
Exchange Act immediately before the acquisition
of the Claim.  Accordingly, pursuant to the
requirements of Item 2.01(a)(f) of Form 8-K, set
forth below is the information that would be required
if the Company was required to file a general form
for registration of securities on Form 10 under
the Exchange Act with respect to its common stock
(which is the only class of the Companys securities
subject to the reporting requirements of Section 13
or Section 15(d) of the Exchange Act upon acquiring
the Claim).  Any information required by Form 10
that is not included herein, is incorporated by
reference the Companys Annual Report on Form 10-K
for the fiscal year ended July 31, 2011, filed with
the U.S. Securities and Exchange Commission
(the Commission) on November 2, 2011.  Is
totally a contradiction to the 10-K Fiscal
Yearend July 31st, 2011 on November 3rd, 2011
File No. 333-169503/Film No. 111175531.

In Addition, all other mentions of the company
being a SHELL under the 8-K filed on
July 31st, 2012 by Santo Mining Corp.
File No. 333-169503/Film No. 12994770,
is incorrect and evident on Santo Pita
Corporation Filed its 10-K Fiscal Yearend
July 31st, 2011 on November 3rd, 2011 File
No. 333-169503/Film No. 111175531 and
including two legal opinions by two
independent SEC Attorneys and a
Sworn Affidavit from the previous CEO of Santo Mining Corp.

Item 2.01  Completion of Acquisition or Disposition of Assets.

FORM 10 DISCLOSURE

The Company was a shell company (as such term is defined
in Rule 12b-2 under the Exchange Act immediately before
the acquisition of the Claim.  Accordingly, pursuant to
the requirements of Item 2.01(a)(f) of Form 8-K, set
forth below is the information that would be required
if the Company was required to file a general form for
registration of securities on Form 10 under the Exchange
Act with respect to its common stock (which is the only
class of the Companys securities subject to the reporting
requirements of Section 13 or Section 15(d) of the Exchange
Act upon acquiring the Claim).  Any information required by
Form 10 that is not included herein, is incorporated by
reference the Companys Annual Report on Form 10-K for
the fiscal year ended July 31, 2011, filed with the U.S.
Securities and Exchange Commission (the Commission)
on November 2, 2011.

DESCRIPTION OF BUSINESS

Corporate History and Background

We were incorporated in the State of
Nevada on July 8, 2009.  From our inception,
we were engaged in the operation of a website portal,
www.drdentalspa.com, where both dentists and patients
could access dental information, as well as
operating a teeth whitening business. Recently,
our management decided to redirect our business
focus towards identifying and pursuing options
regarding the acquisition of mineral exploration
property with the focus on gold and other precious metals.

From July 8, 2009 through to the date of the acquisition
of the Claim, discussed above, we were a designated shell
company with minimal operations.  As described above,
on July 30, 2012, we entered into the Acquisition Agreement
and as a result of the transfer of title to the Claim to us, we began operations and ceased to be a shell.

Item 5.06      Change in Shell Company Status

Reference is made to the disclosure set forth
under Items 2.01 of this Report, which disclosure
is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c)  Shell Company Transactions.

Reference is made to the financials in
the Companys Annual Report on Form 10-K
for the fiscal year ended July 31, 2011,
filed with the U.S. Securities and Exchange
Commission on November 2, 2011, which is
incorporated herein by reference.

SIGNATURES
Pursuant to the requirements
of the Securities Exchange
Act of 1934, the registrant
has duly caused this report
to be signed on its behalf
by the undersigned hereunto
duly authorized.
SANTO MINING CORP.

Date: August 5th, 2016
By:/s/
Name:  Franjose Yglesias
President and CEO

Date: August 5th, 2016
By:/s/
Name: Matthew Arnett
Secretary of the Board of Directors